SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 29, 2003

Date of Report (Date of
earliest event reported)

ProCyte Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-18044	91-1307460
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8511 154th Avenue, NE, Building A, Redmond, WA		98052-3557
(Address of principal executive offices)		(Zip Code)

(425) 869-1239
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

	99.1	Press Release of ProCyte Corporation, dated October 29, 2003

Item 9.	Regulation FD Disclosure

The information included in this section is intended to be included in “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On October 29, 2003, ProCyte Corporation issued a press release announcing its third quarter earnings for the fiscal quarter ended September 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProCyte Corporation

Dated: October 29, 2003	By	/s/ Robert W. Benson
Robert W. Benson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 29, 2003